                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-6441
                                   ---------------------------------------------

                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 4500 Main Street, Kansas City, Missouri                                 64111
--------------------------------------------------------------------------------
  (Address of principal executive offices)                           (Zip code)

 David C. Tucker, Esq., 4500 Main Street, 9th Floor, Kansas City, Missouri 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:     816-531-5575
                                                   -----------------------------

Date of fiscal year end:   12-31
                         -------------------------------------------------------

Date of reporting period:  12-31-2005
                          ------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

American Century Investments
ANNUAL REPORT

[photo of boy]
                               DECEMBER 31, 2005

International Bond Fund

[american century investments logo and text logo]

Table of Contents

Our Message to You. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

INTERNATIONAL BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                              JAMES E. STOWERS III
                           WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the International Bond
Fund for the year ended December 31, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
June 30, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------

International Bond - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                                  -------------------------------
                                      AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE      INCEPTION
                          1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS            -8.23%    8.61%      4.68%      6.42%       1/7/92
--------------------------------------------------------------------------------
FUND BENCHMARK            -8.04%    9.70%      5.47%      6.88%(1)      --
--------------------------------------------------------------------------------
J.P. MORGAN GLOBAL
TRADED GOVERNMENT
BOND INDEX                -6.53%    6.90%      5.17%      6.28%(1)      --
--------------------------------------------------------------------------------
Institutional Class       -7.98%     --         --        4.25%       8/2/04
--------------------------------------------------------------------------------
Advisor Class             -8.47%    8.35%       --        4.21%      10/27/98
--------------------------------------------------------------------------------

(1) Since 12/31/91, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. From the fund's inception to December 31, 1997, the fund benchmark was the J.P. Morgan ECU-Weighted European Index. Then, from
January 1, 1998, the fund benchmark has been the J.P. Morgan Global Traded
Government Bond Index (excluding the U.S. and with Japan weighted at 15%). The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------

International Bond - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended December 31
---------------------------------------------------------------------------------------------------
                    1996    1997    1998     1999    2000    2001    2002    2003    2004    2005
---------------------------------------------------------------------------------------------------
Investor Class      6.38%  -5.88%  17.87%  -10.36%  -1.20%  -1.66%  23.53%  19.91%  13.10%  -8.23%
---------------------------------------------------------------------------------------------------
Fund benchmark      5.98%  -5.33%  18.49%   -9.61%  -0.23%  -1.16%  25.26%  21.97%  14.39%  -8.04%
---------------------------------------------------------------------------------------------------
J.P. Morgan Global
Traded Government
Bond Index          4.40%   1.40%  15.31%   -5.08%   2.32%  -0.80%  19.37%  14.53%  10.11%  -6.53%
---------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. From the fund's inception to December 31, 1997, the fund benchmark was the J.P. Morgan ECU-Weighted European Index. Then, from
January 1, 1998, the fund benchmark has been the J.P. Morgan Global Traded
Government Bond Index (excluding the U.S. and with Japan weighted at 15%). The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

International Bond - Portfolio Commentary

PORTFOLIO MANAGER: JULIAN LE BERON

PERFORMANCE SUMMARY

On the heels of three consecutive years of double-digit gains, International
Bond returned -8.23%* for the fiscal year ended December 31, 2005. By comparison, the fund's benchmark returned -8.04%. (Please see pages 2 and 3 for more information.) It's worth noting, however, that the benchmark's returns are not reduced by expenses.

International bonds generally posted respectable returns for the year in local-currency terms. But for investors with unhedged exposure to foreign currencies, the U.S. dollar's strength heavily overshadowed those gains. We discuss the backdrop that produced those results in the sections that immediately follow and cover the strategies that we employed in the Portfolio
Positioning & Strategy section on the next page.

ECONOMIC PERSPECTIVE

The global economy continued to expand during 2005, with Japan generally growing at a quicker overall clip than much of Western Europe. Quantifying those performances, economic activity in Japan increased by a seasonally adjusted 2.8%
during the 12 months ended September 30, 2005 (the most recently measured
12-month period available), matching the pace of growth in Sweden. The U.K.
expanded 1.7% and the euro zone grew 1.6% as Germany--accounting for approximately 30% of the region's economic growth and representing the world's third-largest national economy--expanded 1.4%.

With the euro-zone's prospects improving during the latter part of 2005 courtesy of upbeat corporate profits (driven by increased demand for the region's exports), historically low interest rates, and increased business confidence, the European Central Bank raised short-term interest rates for the first time in five years in early December.

BOND MARKET PERSPECTIVE

In local-currency terms, government-issued international bonds generally turned in respectable performances. For example, benchmark bond indexes from Denmark and Sweden returned 5.0-5.4%. Benchmark bond indexes for countries within the euro zone generally afforded similar gains, with Finland's benchmark bond index providing the region's lowest return at roughly 3.5% and Ireland's the highest at approximately 6.4%. Benchmark bond indexes for the U.K. and Japan

PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Weighted Average
Maturity                                  8.3 years             9.0 years
--------------------------------------------------------------------------------
Average Duration
(Modified)                                6.0 years             6.0 years
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Government Bonds                            60.8%                 65.6%
--------------------------------------------------------------------------------
Credit                                      31.2%                 29.5%
--------------------------------------------------------------------------------
Short-Term Investments                       4.3%                   --
--------------------------------------------------------------------------------
Temporary Cash
Investments                                  0.6%                  2.6%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                              3.1%                  2.3%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Investor Class shares.                                      (continued)

------

International Bond - Portfolio Commentary

finished at comparative extremes, returning approximately 8.1% and 0.8%, respectively.

CURRENCY MARKET PERSPECTIVE

Defying widespread predictions, the U.S. dollar appreciated sharply in 2005.
Rather than capital flows, national account balances, or even political underpinnings, "yield carry" appeared to be the dominant factor behind the greenback's gains. With the U.S. Federal Reserve lifting its short-term interest rate benchmark in an uninterrupted series of 25 basis points (0.25%) per meeting, the yield gap between short-term U.S. Treasurys and their overseas equivalents grew.

That drove up demand for American bonds and the greenbacks needed to buy them.
As a result, the U.S. dollar appreciated more than: 11% versus Britain's pound sterling; 14% versus the euro zone's euro; and 14% versus Japan's yen. So for overseas bond investors with unhedged currency exposure, the dollar's windfall heavily overshadowed local-currency bond gains.

PORTFOLIO POSITIONING & STRATEGY

Turning to portfolio specifics, we continued to use the forward currency market to adjust International Bond's foreign-exchange positions. With the previously discussed backdrop in mind, we viewed the dollar's prospects as brighter than those of most overseas alternatives, particularly when measured against the euro and yen. Using forward currency contracts, we conservatively overweighted the
U.S. dollar. And as the greenback appreciated, that helped International Bond's performance relative to its benchmark.

In addition, we emphasized a benchmark-compared overweight in bonds from the euro zone while generally underweighting bonds from Japan and the U.K. Those weightings generated somewhat mixed results, however, as Japanese government bonds provided some of the year's lowest total returns (relative to the countries/regions in which International Bond invests), U.K. bonds provided some of the highest, and returns by euro-zone bonds finished between the two.

Lastly, we kept part of the portfolio in non-government bonds--an overweight position compared with the benchmark--primarily focusing on high-credit-quality mortgage-backed securities in particular.

BOND HOLDINGS BY COUNTRY
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Germany*                                    27.3%                 31.3%
--------------------------------------------------------------------------------
France*                                     24.5%                 18.6%
--------------------------------------------------------------------------------
United Kingdom                               9.5%                  4.0%
--------------------------------------------------------------------------------
Japan                                        9.0%                 11.5%
--------------------------------------------------------------------------------
Spain*                                       6.1%                  5.6%
--------------------------------------------------------------------------------
Belgium*                                     5.2%                  4.3%
--------------------------------------------------------------------------------
Netherlands*                                 4.7%                  7.7%
--------------------------------------------------------------------------------
Italy*                                       4.6%                  4.8%
--------------------------------------------------------------------------------
Multi-National                               3.4%                  3.6%
--------------------------------------------------------------------------------
Australia                                    0.9%                   --
--------------------------------------------------------------------------------
Denmark                                      0.7%                  0.6%
--------------------------------------------------------------------------------
Canada                                       0.4%                  2.2%
--------------------------------------------------------------------------------
Austria*                                      --                   0.9%
--------------------------------------------------------------------------------
Cash and equivalents**                       3.7%                  4.9%
--------------------------------------------------------------------------------

*  These countries are members of the euro zone.

** Includes temporary cash investments and other assets and liabilities.

------

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

-----

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                        BEGINNING        ENDING      DURING PERIOD*  ANNUALIZED
                       ACCOUNT VALUE  ACCOUNT VALUE     7/1/05 -       EXPENSE
                          7/1/05        12/31/05        12/31/05       RATIO*
--------------------------------------------------------------------------------
INTERNATIONAL BOND SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class            $1,000         $972.90         $4.08          0.82%
--------------------------------------------------------------------------------
Institutional Class       $1,000         $974.50         $3.09          0.62%
--------------------------------------------------------------------------------
Advisor Class             $1,000         $971.70         $5.32          1.07%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class            $1,000       $1,021.07         $4.18          0.82%
--------------------------------------------------------------------------------
Institutional Class       $1,000       $1,022.08         $3.16          0.62%
--------------------------------------------------------------------------------
Advisor Class             $1,000       $1,019.81         $5.45          1.07%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------

International Bond - Schedule of Investments

DECEMBER 31, 2005

Principal Amount                                                     Value
--------------------------------------------------------------------------------

GOVERNMENT BONDS -- 60.8%

AUSTRALIA -- 0.9%
--------------------------------------------------------------------------------
AUD      13,100,000   Australia
                      Commonwealth,
                      7.50%, 9/15/09                            $   10,344,506
--------------------------------------------------------------------------------

BELGIUM -- 5.2%
--------------------------------------------------------------------------------
Euro     48,600,000   Kingdom of Belgium,
                      3.00%, 3/28/10                                57,368,754
--------------------------------------------------------------------------------

CANADA -- 0.4%
--------------------------------------------------------------------------------
Euro      3,500,000   Government of Canada,
                      4.88%, 7/7/08                                  4,331,789
--------------------------------------------------------------------------------

DENMARK -- 0.7%
--------------------------------------------------------------------------------
DKK      42,000,000   Kingdom of Denmark,
                      6.00%, 11/15/09                                7,384,308
--------------------------------------------------------------------------------

FRANCE -- 19.4%
--------------------------------------------------------------------------------
Euro     27,550,000   Government of France,
                      4.00%, 4/25/09                                33,663,846
--------------------------------------------------------------------------------
Euro     85,100,000   Government of France,
                      3.50%, 4/25/15                               102,335,956
--------------------------------------------------------------------------------
Euro      4,700,000   Government of France,
                      5.00%, 10/25/16                                6,392,983
--------------------------------------------------------------------------------
Euro     15,000,000   Government of France,
                      8.50%, 4/25/23                                29,180,827
--------------------------------------------------------------------------------
Euro     17,800,000   Government of France,
                      5.50%, 4/25/29                                27,426,842
--------------------------------------------------------------------------------
Euro      9,300,000   Government of France,
                      5.75%, 10/25/32                               15,057,721
--------------------------------------------------------------------------------
                                                                   214,058,175
--------------------------------------------------------------------------------

GERMANY -- 16.2%
--------------------------------------------------------------------------------
Euro     58,270,000   German Federal Republic,
                      5.25%, 1/4/11                                 75,808,516
--------------------------------------------------------------------------------
Euro     32,300,000   German Federal Republic,
                      4.25%, 7/4/14                                 40,985,138
--------------------------------------------------------------------------------
Euro      4,300,000   German Federal Republic,
                      6.25%, 1/4/24                                  6,930,124
--------------------------------------------------------------------------------
Euro     20,440,000   German Federal Republic,
                      5.63%, 1/4/28                                 31,645,943
--------------------------------------------------------------------------------
Euro     17,280,000   German Federal Republic,
                      4.75%, 7/4/34                                 24,650,364
--------------------------------------------------------------------------------
                                                                   180,020,085
--------------------------------------------------------------------------------

ITALY -- 4.6%
--------------------------------------------------------------------------------
Euro     29,090,000   Republic of Italy,
                      7.25%, 11/1/26                                51,510,103
--------------------------------------------------------------------------------

JAPAN -- 6.8%
--------------------------------------------------------------------------------
JPY   4,223,000,000   Government of Japan,
                      0.80%, 9/20/10                                35,795,318
--------------------------------------------------------------------------------
JPY   2,674,000,000   Government of Japan,
                      1.30%, 12/20/14                               22,444,020
--------------------------------------------------------------------------------
JPY   2,040,000,000   Government of Japan,
                      1.90%, 6/20/25                                17,091,529
--------------------------------------------------------------------------------
                                                                    75,330,867
--------------------------------------------------------------------------------

Principal Amount                                                     Value
--------------------------------------------------------------------------------

NETHERLANDS -- 4.7%
--------------------------------------------------------------------------------
Euro     22,780,000   Kingdom of
                      Netherlands,
                      3.00%, 7/15/07                            $   27,046,349
--------------------------------------------------------------------------------
Euro     19,500,000   Kingdom of
                      Netherlands,
                      5.00%, 7/15/11                                25,283,104
--------------------------------------------------------------------------------
                                                                    52,329,453
--------------------------------------------------------------------------------

UNITED KINGDOM -- 1.9%
--------------------------------------------------------------------------------
GBP      11,900,000   Government of
                      United Kingdom,
                      4.25%, 6/7/32                                 21,332,715
--------------------------------------------------------------------------------

TOTAL GOVERNMENT BONDS
(Cost $669,253,859)                                                674,010,755
--------------------------------------------------------------------------------

CREDIT -- 31.2%

FRANCE -- 5.1%
--------------------------------------------------------------------------------
Euro     46,850,000   Dexia Municipal
                      Agency, (Covered Bond),
                      3.50%, 9/21/09                                56,216,585
--------------------------------------------------------------------------------

GERMANY -- 9.5%
--------------------------------------------------------------------------------
Euro     43,400,000   DEPFA Deutsche
                      Pfandbriefbank AG,
                      (Covered Bond),
                      5.50%, 2/12/08                                53,971,284
--------------------------------------------------------------------------------
Euro     42,050,000   Eurohypo AG,
                      (Covered Bond),
                      5.25%, 9/21/07                                51,674,809
--------------------------------------------------------------------------------
                                                                   105,646,093
--------------------------------------------------------------------------------

JAPAN -- 2.2%
--------------------------------------------------------------------------------
JPY   2,850,000,000   Bayerische Landesbank,
                      1.40%, 4/22/13                                24,468,782
--------------------------------------------------------------------------------

MULTI-NATIONAL -- 3.4%
--------------------------------------------------------------------------------
GBP       5,000,000   European
                      Investment Bank,
                      4.50%, 10/23/08                                8,635,272
--------------------------------------------------------------------------------
GBP      16,150,000   European
                      Investment Bank,
                      5.50%, 12/7/09                                28,854,715
--------------------------------------------------------------------------------
                                                                    37,489,987
--------------------------------------------------------------------------------

SPAIN -- 6.1%
--------------------------------------------------------------------------------
Euro     42,000,000   Banco Bilbao Vizcaya,
                      4.25%, 9/26/07                                50,811,460
--------------------------------------------------------------------------------
Euro     14,600,000   Banco Santander
                      Central Hispano, S.A.,
                      2.50%, 1/28/11                                16,713,590
--------------------------------------------------------------------------------
                                                                    67,525,050
--------------------------------------------------------------------------------

UNITED KINGDOM -- 4.9%
--------------------------------------------------------------------------------
GBP      31,050,000   Network Rail MTN
                      Finance plc,
                      4.88%, 3/6/09                                 54,173,043
--------------------------------------------------------------------------------

TOTAL CORPORATE BONDS
(Cost $364,450,875)                                                345,519,540
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------

International Bond - Schedule of Investments

DECEMBER 31, 2005

Principal Amount                                                     Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.3%

GERMANY -- 1.6%
--------------------------------------------------------------------------------
Euro     15,000,000   Rhein-Main,
                      2.00%, 1/17/06(1)                         $   17,732,096
--------------------------------------------------------------------------------

UNITED KINGDOM -- 2.7%
--------------------------------------------------------------------------------
Euro     10,000,000   Barclays Bank plc,
                      2.23%, 1/6/06(1)                              11,830,142
--------------------------------------------------------------------------------
Euro     15,000,000   Barclays Bank plc,
                      2.23%, 1/9/06(1)                              17,741,745
--------------------------------------------------------------------------------
                                                                    29,571,887
--------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $47,393,096)                                                  47,303,983
--------------------------------------------------------------------------------

Principal Amount                                                     Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.6%

USD       7,247,000   FHLB Discount Notes,
                      3.40%, 1/3/06(1)
(Cost $7,245,631)                                               $    7,245,631
--------------------------------------------------------------------------------

TOTAL INVESTMENT
SECURITIES -- 96.9%
(Cost $1,088,343,461)                                            1,074,079,909
--------------------------------------------------------------------------------

OTHER ASSETS
AND LIABILITIES -- 3.1%                                             34,487,723
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                      $1,108,567,632
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

       Contracts to Sell        Settlement Date          Value      Unrealized Gain (Loss)
-------------------------------------------------------------------------------------------
      1,952,000  Euro for AUD      1/25/2006         $  2,312,951          $  35,826
-------------------------------------------------------------------------------------------
    335,450,937  JPY for AUD       1/25/2006            2,852,886             29,763
-------------------------------------------------------------------------------------------
      1,765,372  GBP for CAD       1/25/2006            3,036,711             69,096
-------------------------------------------------------------------------------------------
      4,964,698  Euro for CHF      1/25/2006            5,882,737            (11,644)
-------------------------------------------------------------------------------------------
      2,755,107  AUD for Euro      1/25/2006            2,019,622            (19,648)
-------------------------------------------------------------------------------------------
      7,657,501  CHF for Euro      1/25/2006            5,841,229            119,073
-------------------------------------------------------------------------------------------
      2,270,226  GBP for Euro      1/25/2006            3,905,137             22,021
-------------------------------------------------------------------------------------------
      1,273,899  GBP for Euro      1/25/2006            2,191,301             20,725
-------------------------------------------------------------------------------------------
    232,450,457  JPY for Euro      1/25/2006            1,976,905            (20,659)
-------------------------------------------------------------------------------------------
     11,376,492  NOK for Euro      1/25/2006            1,710,325            (15,411)
-------------------------------------------------------------------------------------------
     19,411,718  SEK for Euro      1/25/2006            2,447,293             16,690
-------------------------------------------------------------------------------------------
     15,195,344  SEK for Euro      1/25/2006            1,915,722            (26,735)
-------------------------------------------------------------------------------------------
      3,846,782  CAD for GBP       1/25/2006            3,310,370            (28,226)
-------------------------------------------------------------------------------------------
      1,635,226  Euro for GBP      1/25/2006            1,937,601              1,430
-------------------------------------------------------------------------------------------
    445,062,787  JPY for GBP       1/25/2006            3,785,095            (39,555)
-------------------------------------------------------------------------------------------
      2,474,883  AUD for JPY       1/25/2006            1,814,205             (2,089)
-------------------------------------------------------------------------------------------
      2,504,699  GBP for JPY       1/25/2006            4,308,465            122,546
-------------------------------------------------------------------------------------------
     11,307,508  AUD for USD       1/25/2006            8,288,931             28,645
-------------------------------------------------------------------------------------------
      2,517,679  CAD for USD       1/25/2006            2,166,602             (5,978)
-------------------------------------------------------------------------------------------
     24,474,477  DKK for USD       1/25/2006            3,888,446               (647)
-------------------------------------------------------------------------------------------
      2,888,738  Euro for USD      1/25/2006            3,422,905            (32,826)
-------------------------------------------------------------------------------------------
      3,307,398  Euro for USD      1/25/2006            3,918,980            (59,233)
-------------------------------------------------------------------------------------------
      4,217,709  Euro for USD      1/25/2006            4,997,620            (46,986)
-------------------------------------------------------------------------------------------
     21,594,497  Euro for USD      1/25/2006           25,587,607             72,028
-------------------------------------------------------------------------------------------
    133,513,682  Euro for USD      1/25/2006          158,202,141            134,422
-------------------------------------------------------------------------------------------
      9,254,033  GBP for USD       1/25/2006           15,918,356             90,377
-------------------------------------------------------------------------------------------
     12,178,954  GBP for USD       1/25/2006           20,949,668             61,464
-------------------------------------------------------------------------------------------
    385,611,911  JPY for USD       1/25/2006            3,279,487             63,196
-------------------------------------------------------------------------------------------
  4,175,269,935  JPY for USD       1/25/2006           35,509,129           (557,347)
-------------------------------------------------------------------------------------------
     10,856,173  SEK for USD       1/25/2006            1,368,670            (17,391)
-------------------------------------------------------------------------------------------
                                                     $338,747,097          $   2,927
                                                  =========================================

(Value on Settlement Date $338,750,024)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for other currencies on a specific date in the future -- and at a prearranged exchange rate.

See Notes to Financial Statements.                                   (continued)

------

International Bond - Schedule of Investments

DECEMBER 31, 2005

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS* (CONTINUED)

       Contracts to Buy         Settlement Date          Value      Unrealized Gain (Loss)
-------------------------------------------------------------------------------------------
      3,155,447  AUD for Euro      1/25/2006         $  2,313,090       $    (35,687)
-------------------------------------------------------------------------------------------
      3,919,018  AUD for JPY       1/25/2006            2,872,823             (9,826)
-------------------------------------------------------------------------------------------
      3,613,329  CAD for GBP       1/25/2006            3,109,470              3,663
-------------------------------------------------------------------------------------------
      7,657,501  CHF for Euro      1/25/2006            5,841,229            (29,864)
-------------------------------------------------------------------------------------------
      1,684,351  Euro for AUD      1/25/2006            1,995,809             (4,165)
-------------------------------------------------------------------------------------------
      4,941,088  Euro for CHF      1/25/2006            5,854,761           (105,541)
-------------------------------------------------------------------------------------------
      3,325,272  Euro for GBP      1/25/2006            3,940,159             13,001
-------------------------------------------------------------------------------------------
      1,869,737  Euro for GBP      1/25/2006            2,215,477              3,451
-------------------------------------------------------------------------------------------
      1,654,899  Euro for JPY      1/25/2006            1,960,912              4,666
-------------------------------------------------------------------------------------------
      1,425,117  Euro for NOK      1/25/2006            1,688,640             (6,275)
-------------------------------------------------------------------------------------------
      2,076,279  Euro for SEK      1/25/2006            2,460,211             (3,772)
-------------------------------------------------------------------------------------------
      1,598,000  Euro for SEK      1/25/2006            1,893,492              4,504
-------------------------------------------------------------------------------------------
      1,915,636  GBP for CAD       1/25/2006            3,295,188             13,045
-------------------------------------------------------------------------------------------
      1,104,399  GBP for Euro      1/25/2006            1,899,736            (39,296)
-------------------------------------------------------------------------------------------
      2,153,453  GBP for JPY       1/25/2006            3,704,270            (41,270)
-------------------------------------------------------------------------------------------
    210,810,550  JPY for AUD       1/25/2006            1,792,866            (19,250)
-------------------------------------------------------------------------------------------
    518,587,810  JPY for GBP       1/25/2006            4,410,398            (20,613)
-------------------------------------------------------------------------------------------
     25,851,506  CAD for USD       1/25/2006           22,246,658            481,734
-------------------------------------------------------------------------------------------
      3,776,509  CAD for USD       1/25/2006            3,249,896              4,664
-------------------------------------------------------------------------------------------
        310,975  CAD for USD       1/25/2006              267,612            (32,346)
-------------------------------------------------------------------------------------------
     11,636,167  Euro for USD      1/25/2006           13,787,850            133,744
-------------------------------------------------------------------------------------------
     11,569,560  Euro for USD      1/25/2006           13,708,925            388,122
-------------------------------------------------------------------------------------------
      7,999,257  Euro for USD      1/25/2006            9,478,426             25,824
-------------------------------------------------------------------------------------------
      6,183,193  Euro for USD      1/25/2006            7,326,548            (17,048)
-------------------------------------------------------------------------------------------
      3,930,215  Euro for USD      1/25/2006            4,656,964              3,629
-------------------------------------------------------------------------------------------
     32,785,625  GBP for USD       1/25/2006           56,396,299             10,271
-------------------------------------------------------------------------------------------
      1,141,125  GBP for USD       1/25/2006            1,962,910            (49,521)
-------------------------------------------------------------------------------------------
  9,578,909,837  JPY for USD       1/25/2006           81,465,091            493,749
-------------------------------------------------------------------------------------------
     13,212,968  NOK for USD       1/25/2006            1,986,419                327
-------------------------------------------------------------------------------------------
      7,550,648  NZD for USD       1/25/2006            5,138,921            (33,877)
-------------------------------------------------------------------------------------------
    223,253,731  SEK for USD       1/25/2006           28,146,265            427,344
-------------------------------------------------------------------------------------------
                                                     $301,067,315         $1,563,387
                                                  =========================================

(Value on Settlement Date $299,503,928)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for other currencies on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO FINANCIAL STATEMENTS

AUD = Australian Dollar                JPY = Japanese Yen
CAD = Canadian Dollar                  MTN = Medium Term Note
CHF = Swiss Franc                      NOK = Norwegian Krona
DKK = Danish Krone                     NZD = New Zealand Dollar
FHLB = Federal Home Loan Bank          SEK = Swedish Krona
GBP = British Pound                    USD = United States Dollar

(1)  The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

Statement of Assets and Liabilities

DECEMBER 31, 2005
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $1,088,343,461)        $1,074,079,909
--------------------------------------------------------------
Receivable for investments sold                                     11,051,849
--------------------------------------------------------------
Receivable for forward foreign currency exchange contracts           2,899,040
--------------------------------------------------------------
Receivable for capital shares sold                                   8,924,593
--------------------------------------------------------------
Interest receivable                                                 22,030,830
--------------------------------------------------------------------------------
                                                                 1,118,986,221
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                       5,256,486
--------------------------------------------------------------
Disbursements in excess of foreign currency holdings,
at value (cost $9,573)                                                  11,153
--------------------------------------------------------------
Payable for forward foreign currency exchange contracts              1,332,726
--------------------------------------------------------------
Payable for capital shares redeemed                                  3,037,062
--------------------------------------------------------------
Accrued management fees                                                755,880
--------------------------------------------------------------
Distribution fees payable                                               12,641
--------------------------------------------------------------
Service fees payable                                                    12,641
--------------------------------------------------------------------------------
                                                                    10,418,589
--------------------------------------------------------------------------------

NET ASSETS                                                      $1,108,567,632
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital paid in                                                 $1,130,488,882
--------------------------------------------------------------
Accumulated net investment loss                                     (8,735,952)
--------------------------------------------------------------
Undistributed net realized gain on investment
and foreign currency transactions                                       72,254
--------------------------------------------------------------
Net unrealized depreciation on investments
and translation of assets and liabilities
in foreign currencies                                              (13,257,552)
--------------------------------------------------------------------------------
                                                                $1,108,567,632
================================================================================

INVESTOR CLASS
--------------------------------------------------------------------------------
Net assets                                                      $1,040,575,667
--------------------------------------------------------------
Shares outstanding                                                  79,844,369
--------------------------------------------------------------
Net asset value per share                                               $13.03
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
Net assets                                                          $6,329,463
--------------------------------------------------------------
Shares outstanding                                                     485,454
--------------------------------------------------------------
Net asset value per share                                               $13.04
--------------------------------------------------------------------------------

ADVISOR CLASS
--------------------------------------------------------------------------------
Net assets                                                         $61,662,502
--------------------------------------------------------------
Shares outstanding                                                   4,737,950
--------------------------------------------------------------
Net asset value per share                                               $13.01
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------

Statement of Operations

YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------
Interest (net of foreign taxes withheld $74,905)                 $  35,387,794
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------
Management fees                                                      9,511,642
--------------------------------------------------------------
Distribution fees -- Advisor Class                                     154,735
--------------------------------------------------------------
Service fees -- Advisor Class                                          154,735
--------------------------------------------------------------
Trustees' fees and expenses                                             83,506
--------------------------------------------------------------
Other expenses                                                           6,008
--------------------------------------------------------------------------------
                                                                     9,910,626
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                               25,477,168
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
--------------------------------------------------------------
Investment transactions                                             20,850,855
--------------------------------------------------------------
Foreign currency transactions                                      (27,540,767)
--------------------------------------------------------------------------------
                                                                    (6,689,912)
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
--------------------------------------------------------------
Investments                                                         (2,840,171)
--------------------------------------------------------------
Translation of assets and liabilities in foreign currencies       (119,924,738)
--------------------------------------------------------------------------------
                                                                  (122,764,909)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                           (129,454,821)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                        $(103,977,653)
================================================================================

See Notes to Financial Statements.

------

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                   2005              2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                         $   25,477,168    $   18,468,751
--------------------------------------------
Net realized gain (loss)                          (6,689,912)       36,308,081
--------------------------------------------
Change in net unrealized
appreciation (depreciation)                     (122,764,909)       39,389,468
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       (103,977,653)       94,166,300
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
--------------------------------------------
  Investor Class                                 (32,210,099)      (12,226,892)
--------------------------------------------
  Institutional Class                               (155,712)          (11,715)
--------------------------------------------
  Advisor Class                                   (1,533,430)         (534,099)
--------------------------------------------
From net realized gains:
--------------------------------------------
  Investor Class                                 (10,322,977)      (24,424,453)
--------------------------------------------
  Institutional Class                                (55,615)          (23,556)
--------------------------------------------
  Advisor Class                                     (563,204)       (1,072,872)
--------------------------------------------------------------------------------
Decrease in net assets from distributions        (44,841,037)      (38,293,587)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                  236,559,374       321,159,940
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS             87,740,684       377,032,653

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                            1,020,826,948       643,794,295
--------------------------------------------------------------------------------
End of period                                 $1,108,567,632    $1,020,826,948
================================================================================

Accumulated undistributed
net investment income (loss)                     $(8,735,952)      $16,603,301
================================================================================

See Notes to Financial Statements.

------

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is non-diversified under the 1940
Act. The fund's investment objective is to seek high total return. The fund pursues its objective by investing in high-quality, nondollar-denominated government and corporate debt securities issued outside the United States. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. The Institutional Class commenced sale on August 2, 2004.

SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to

(continued)

------

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are expected to be declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications.
The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category
Fee range from 0.4925% to 0.6100% and the rates for the Complex Fee (Investor
Class) range from 0.2500% to 0.3100%. The Institutional Class and the Advisor
Class are 0.2000% and 0.2500% less at each point within the Complex Fee range, respectively. The effective annual management fee for the fund for the year ended December 31, 2005 was 0.82%, 0.62% and 0.57% for the Investor,
Institutional, and Advisor Classes, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended December 31, 2005, are detailed in the Statement of
Operations.

(continued)

------

Notes to Financial Statements

DECEMBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust transfer agent, American Century Services, LLC.

ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment
Management, Inc. (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
December 31, 2005, were as follows:

--------------------------------------------------------------------------------
Purchases                                                       $2,774,114,860
--------------------------------------------------------------------------------
Proceeds from sales                                             $2,528,405,545
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

--------------------------------------------------------------------------------
                                                     SHARES          AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------
Sold                                               56,500,193    $ 794,411,698
-----------------------------------------------
Issued in reinvestment of distributions             2,492,365       33,729,716
-----------------------------------------------
Redeemed                                          (45,307,422)    (623,964,559)
--------------------------------------------------------------------------------
Net increase (decrease)                            13,685,136    $ 204,176,855
================================================================================
YEAR ENDED DECEMBER 31, 2004
-----------------------------------------------
Sold                                               47,993,169    $ 675,846,991
-----------------------------------------------
Issued in reinvestment of distributions             1,995,138       28,736,799
-----------------------------------------------
Redeemed                                          (29,463,343)    (403,535,285)
--------------------------------------------------------------------------------
Net increase (decrease)                            20,524,964    $ 301,048,505
================================================================================

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------
Sold                                                  489,207      $ 6,807,977
-----------------------------------------------
Issued in reinvestment of distributions                    99            1,362
-----------------------------------------------
Redeemed                                              (89,382)      (1,201,687)
--------------------------------------------------------------------------------
Net increase (decrease)                               399,924      $ 5,607,652
================================================================================
PERIOD ENDED DECEMBER 31, 2004(1)
-----------------------------------------------
Sold                                                   87,758       $1,253,555
-----------------------------------------------
Issued in reinvestment of distributions                   170            2,476
-----------------------------------------------
Redeemed                                               (2,398)         (35,204)
--------------------------------------------------------------------------------
Net increase (decrease)                                85,530       $1,220,827
================================================================================

(1) August 2, 2004 (commencement of sale) through December 31, 2004.

(continued)

------

Notes to Financial Statements

DECEMBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
--------------------------------------------------------------------------------
                                                     SHARES          AMOUNT
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------
Sold                                                4,913,513     $ 68,651,101
-----------------------------------------------
Issued in reinvestment of distributions               143,639        1,927,830
-----------------------------------------------
Redeemed                                           (3,217,310)     (43,804,064)
--------------------------------------------------------------------------------
Net increase (decrease)                             1,839,842     $ 26,774,867
================================================================================
YEAR ENDED DECEMBER 31, 2004
-----------------------------------------------
Sold                                                1,832,224      $25,482,888
-----------------------------------------------
Issued in reinvestment of distributions                97,856        1,407,282
-----------------------------------------------
Redeemed                                             (583,641)      (7,999,562)
--------------------------------------------------------------------------------
Net increase (decrease)                             1,346,439      $18,890,608
================================================================================

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from $575,000,000 effective December 14, 2005. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2005.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

(continued)

------

Notes to Financial Statements

DECEMBER 31, 2005

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                      2005             2004
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                   $37,623,143      $36,394,564
--------------------------------------------------------------------------------
Long-term capital gains                            $7,217,894       $1,899,023
--------------------------------------------------------------------------------

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                 $1,090,460,266
================================================================================
Gross tax appreciation of investments                             $ 19,354,840
-------------------------------------------------------------
Gross tax depreciation of investments                              (35,735,197)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                $(16,380,357)
================================================================================
Net tax appreciation (depreciation) on derivatives
and translation of assets and liabilities
in foreign currencies                                             $   (551,070)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                               $(16,931,427)
================================================================================
Undistributed ordinary income                                      $ 3,230,974
-------------------------------------------------------------
Accumulated long-term gains                                        $ 1,046,630
-------------------------------------------------------------
Currency loss deferral                                             $(9,267,427)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The currency loss deferral represents net foreign currency losses incurred in the two-month period ended December 31, 2005. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

During the fiscal year ended December 31, 2005, the fund distributed $7,217,894, which was designated as capital gains dividends.

------

International Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
------------------------------------------------------------------------------------
                                                 INVESTOR CLASS
------------------------------------------------------------------------------------
                                2005       2004       2003       2002      2001
------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $14.76      $13.64     $12.19     $10.08    $10.25
------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)              0.30        0.36       0.37       0.36      0.39
-------------------------
  Net Realized and
  Unrealized Gain (Loss)       (1.49)       1.40       2.03       2.01     (0.56)
------------------------------------------------------------------------------------
  Total From
  Investment Operations        (1.19)       1.76       2.40       2.37     (0.17)
------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income            (0.41)      (0.21)     (0.31)     (0.26)      --
-------------------------
  From Net Realized Gains      (0.13)      (0.43)     (0.64)       --        --
------------------------------------------------------------------------------------
  Total Distributions          (0.54)      (0.64)     (0.95)     (0.26)      --
------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $13.03      $14.76     $13.64     $12.19    $10.08
====================================================================================
  TOTAL RETURN(2)              (8.23)%     13.10%     19.91%     23.53%    (1.66)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                       0.82%      0.83%      0.84%      0.85%      0.86%
-------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets            2.17%      2.60%      2.80%      3.28%      3.87%
-------------------------
Portfolio Turnover Rate           226%       104%       112%       137%       147%
-------------------------
Net Assets,
End of Period
(in thousands)              $1,040,576   $976,828   $622,657   $315,491   $115,172
------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

International Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                           INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                           2005        2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $14.77       $13.37
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------
  Net Investment Income (Loss)(2)                           0.36         0.17
-------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                  (1.52)        1.84
--------------------------------------------------------------------------------
  Total From Investment Operations                         (1.16)        2.01
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------------
  From Net Investment Income                               (0.44)       (0.18)
-------------------------------------------------------
  From Net Realized Gains                                  (0.13)       (0.43)
--------------------------------------------------------------------------------
  Total Distributions                                      (0.57)       (0.61)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $13.04       $14.77
================================================================================
  TOTAL RETURN(3)                                          (7.98)%      15.25%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                        0.62%    0.63%(4)
-------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                        2.37%    2.88%(4)
-------------------------------------------------------
Portfolio Turnover Rate                                       226%     104%(5)
-------------------------------------------------------
Net Assets, End of Period (in thousands)                    $6,329      $1,263
--------------------------------------------------------------------------------

(1) August 2, 2004 (inception) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2004.

See Notes to Financial Statements.

------

International Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
--------------------------------------------------------------------------------
                                              ADVISOR CLASS
--------------------------------------------------------------------------------
                            2005        2004       2003      2002      2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $14.75      $13.62     $12.16    $10.03    $10.23
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(1)           0.27        0.32       0.29      0.33      0.36
--------------------------
  Net Realized and
  Unrealized Gain (Loss)    (1.51)       1.42       2.08      2.00     (0.56)
--------------------------------------------------------------------------------
  Total From
  Investment Operations     (1.24)       1.74       2.37      2.33     (0.20)
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income         (0.37)      (0.18)     (0.27)    (0.20)     --
--------------------------
  From Net
  Realized Gains            (0.13)      (0.43)     (0.64)      --       --
--------------------------------------------------------------------------------
  Total Distributions       (0.50)      (0.61)     (0.91)    (0.20)     --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $13.01      $14.75     $13.62    $12.16    $10.03
================================================================================
  TOTAL RETURN(2)           (8.47)%     12.93%     19.60%    23.24%    (1.96)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    1.07%      1.08%      1.09%     1.10%      1.11%
--------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets         1.92%      2.35%      2.55%     3.03%      3.62%
--------------------------
Portfolio Turnover Rate        226%       104%       112%      137%       147%
--------------------------
Net Assets,
End of Period
(in thousands)              $61,663    $42,736    $21,137    $3,192     $1,983
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds
and Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (the sole fund comprising the American Century International Bond Funds, hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the
Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audit, which included confirmation of securities at December
31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 14, 2006

------

Management

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Mr. Scott may serve until age 77 based on an extension granted under retirement guidelines in effect prior to March 2004. Those listed as interested trustees are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor,
American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 13 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
ANTONIO CANOVA, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer, Brocade
Communications Systems, Inc. (May 2001 to December 2005); Vice
President-Administration, Brocade Communications Systems, Inc. (November 2004 to
December 2005); Vice President-Finance, Brocade Communications Systems, Inc.
(November 2000 to November 2004)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 34
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 34
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------

(continued)

------

Management

INDEPENDENT TRUSTEES (CONTINUED)
--------------------------------------------------------------------------------
RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present);
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 34
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
KATHRYN A. HALL, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chief Executive Officer and
Chief Investment Officer, Offit Hall Capital Management, LLC (April 2002 to
present); President and Managing Director, Laurel Management Company, LLC (1996
to April 2002)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 34
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Oak Hill Platinum
Partners, and a Partner, Oak Hill Capital Management (1999 to present); Frank E.
Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1981
to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 34
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1928
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 1971
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 34
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1977 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 34
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present); Director, Watson Wyatt Worldwide (2002 to present); Director,
Palmsource Inc. (2002 to present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software, 1994 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 34
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Quintus Corporation (automation solutions, 1995 to present)
--------------------------------------------------------------------------------

(continued)

------

Management

INTERESTED TRUSTEE
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 34
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Trustee."
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 1998
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------

(continued)

------

Management

OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller(1)
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

(1) Ms. Wade serves in a similar capacity for seven other investment companies advised by ACIM.

The SAI has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

------

Share Class Information

Three classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class and Advisor Class. The total expense ratio for Institutional
Class shares is lower than that of Investor Class shares. The total expense ratio for Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (JPM GTGBI) is a
market-capitalization weighted index consisting of regularly traded, fixed-rate government bonds from certain developed foreign countries in North America,
Europe, Asia, and Australia.

Since January 1998, the FUND BENCHMARK has been the JPM GTGBI with the U.S.
excluded and Japan weighted at 15%.

Prior to January 1998, the FUND BENCHMARK was the J.P. Morgan ECU-Weighted
European Index.

------

Notes

------

Notes

------

Notes

------

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0602
SH-ANN-47856N

ITEM 2.  CODE OF ETHICS.

a.        The registrant has adopted a Code of Ethics for Senior Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.        No response required.

c.        None.

d.        None.

e.        Not applicable.

f.        The registrant's Code of Ethics for Senior Financial Officers was
          filed as Exhibit 12 (a)(1) to American Century Asset Allocation
          Portfolios, Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Antonio Canova is the registrant's designated audit committee financial expert. He is "independent" as defined in Item 3 of Form
          N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

         FY 2004:  $26,851
         FY 2005:  $33,772

(b)      Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2004:  $0
         FY 2005:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2004:  $0
         FY 2005:  $0

(c)      Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2004:  $4,324
         FY 2005:  $4,670

         These services included review of federal and state income tax forms and federal excise tax forms.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2004:  $0
         FY 2005:  $0

(d)      All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2004:  $0
         FY 2005:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2004:  $0
         FY 2005:  $0

(e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services described in each of paragraphs (b) through (d) of this
         Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of
         Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)      The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

         FY 2004:  $159,324
         FY 2005:  $104,670

(h)      The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)      The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
         Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
         Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation
         Portfolios, Inc.'s Certified Shareholder Report on Form N-CSR, File
         No. 811-21591, on September 29, 2005.

(a)(2)   Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
         Company Act of 1940, are filed and attached hereto as Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY INTERNATIONAL BOND FUNDS

By:   /s/ William M. Lyons
      ------------------------------------
      Name:  William M. Lyons
      Title: President

Date: February 28, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William M. Lyons
      ------------------------------------
      Name:  William M. Lyons
      Title: President
             (principal executive officer)

Date: February 28, 2006

By:   /s/ Maryanne L. Roepke
      ------------------------------------
      Name:  Maryanne L. Roepke
      Title: Sr. Vice President, Treasurer, and
             Chief Financial Officer
             (principal financial officer)

Date: February 28, 2006